[Logo] M F S (R)
INVESTMENT MANAGEMENT                                          ANNUAL REPORT
We invented the mutual fund(R)                                 DECEMBER 31, 1999



[graphic omitted]



                                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) RESEARCH
                                SERIES

MFS(R) RESEARCH SERIES

A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman and Chief Executive Officer,               500 Boylston Street
MFS Investment Management(R)                        Boston, MA 02116-3741

Nelson J. Darling, Jr.+                             DISTRIBUTOR
Private investor and trustee                        MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow+                                   Boston, MA 02116-3741
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment                SHAREHOLDER SERVICE CENTER
Management Company (video franchise)                MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
ASSOCIATE DIRECTOR OF EQUITY RESEARCH               contact your financial consultant.
Alec C. Murray*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
W. Thomas London*
                                                    AUDITORS
ASSISTANT TREASURERS                                Deloitte & Touche LLP
Mark E. Bradley*
Ellen Moynihan*                                     WORLD WIDE WEB
James O. Yost*                                      www.mfs.com

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
  NOT FDIC INSURED               MAY LOSE VALUE              NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well-informed and to trade at bargain prices. But we believe the facts argue that, for most of us, professionally managed investment portfolios purchased through a financial consultant will continue to be one of the best products for long-term investing in this new millennium.

Why do we believe managed portfolios plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up markets and down. And for many investors, working with a financial consultant may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your consultant's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few individual investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire personal portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified, professionally managed investment portfolio that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few investment portfolios, of course, are going to be up when the overall market is down. But we believe diversified, professionally managed investment portfolios may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few managed portfolios even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of investment portfolios help make them inherently less risky than individual stock picking, and managed portfolios are available in a wide range of risk profiles.

We believe that now, more than ever, managed investment portfolios sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 15, 2000

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your financial consultant for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended December 31, 1999, the Series provided a total return of 24.05% (including the reinvestment of any distributions). This compares to a 21.04% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, for the same period.

The Series maintained significant exposure to large-cap telecommunications and technology stocks, which added considerably to total return. Despite our overweighting in technology stocks, we avoided Internet companies with expensive valuations, weak business models, or unproven track records. At the same time, we recognized early on that the growth in Internet services and data traffic is likely to continue for some time. Consequently, we invested in a number of technology and communications stocks in the networking and telecommunications equipment industries. Some examples that met our strict investment criteria, include Cisco, Nortel, Ericsson, and Motorola. These companies are key beneficiaries of the demand for Internet and wireless services because they represent the nuts and bolts of Internet and telecommunications infrastructure and they helped the Series outpace its benchmark.

The Series also maintained considerable exposure to software stocks such as Microsoft, Oracle, and VERITAS. Our software holdings hurt performance in the first quarter of this past year, but we stuck to our guns and held on to these positions because we believe their long-term business prospects look positive. Over the past six months they've come roaring back to provide a significant boost to performance due to increased demand for data storage and software products.

Other leading contributors were semiconductor companies such as LSI Logic and Analog Devices. The semiconductor industry was hurt in 1998 by the Asian economic slowdown and by a buildup in supply in some market segments, which lowered prices. Now, demand is beginning to catch up with supply as a result of economic strength in the United States and the Asian recovery. If this scenario persists, we believe semiconductor stocks should continue to benefit.

Outside the technology and telecommunications sectors, the Series benefited from a number of stocks in the financial services, media, and energy sectors. Gains in financial services came primarily from brokerage and investment banking stocks, such as Citigroup and Morgan Stanley Dean Witter, both of which we believe have been well-managed industry leaders. Entertainment holdings such as Infinity Broadcasting and CBS benefited from the tremendous growth in advertising spending due to the highly competitive business environment, especially among Internet companies.

While the Series maintained a slightly underweighted position in health care stocks versus the index, in general this group hurt performance. Nursing homes, hospitals, HMOs, and pharmaceutical companies all were hurt by fears of Medicare reform and potential government price controls. Despite this generally negative environment, we believe we found good opportunities in the medical device area. While our medical device holdings produced mixed results, in our view, companies such as Guidant and Medtronic have a number of new products in their pipelines that could drive revenues and earnings growth higher.

Other detractors to performance included Nabisco, Safeway, and CVS. Despite what we view as solid fundamental business and growth prospects, these companies suffered from generally downbeat industry outlooks and weak investor sentiment. In the consumer goods and services sector, electronics equipment conglomerate Tyco International was a major disappointment for the Series. Despite no evidence of irregular accounting methods, its shares plunged during the period after an analyst raised suspicions regarding the company's accounting of recent acquisitions. We've met with management a number of times and we continue to believe that its business fundamentals are strong. As a result, we decided to maintain our holding in the Series.

During the past year, the equity market has been extremely narrow, with 25 large-growth stocks outperforming the rest of the stocks in the S&P 500. While market leadership has started to show signs of broadening, which has helped performance, we believe the long-term opportunities for small- and mid-cap stocks are attractive primarily because they are selling at much cheaper prices relative to earnings and expected growth rates of large-cap growth stocks. In addition, we believe our exposure to stocks with lower prices relative to earnings should make the Series less vulnerable to negative events such as earnings disappointments or a broad market downturn.

Looking ahead, we believe much of the market's fate rests on corporate earnings and the performance of the economy. While opinions range from total conviction in a new era of trouble-free prosperity to a view that inflation is just around the corner and the market is in a classic asset bubble waiting to burst, the truth most likely lies somewhere in the middle. Given this uncertain environment, however, we continue to focus our energy on finding what we believe are top-quality companies that should provide favorable long-term performance.

    Respectfully,

/s/ Alec C. Murray

    Alec C. Murray
    Associate Director of Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the Series under the general supervision of Mr. Murray.

The opinions expressed in this report are those of the Associate Director of Equity Research and are current only through the end of the period of the report as stated on the cover. His views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks long-term growth of capital and future income.

Commencement of investment operations: July 26, 1995

Size: $883.6 million net assets as of December 31, 1999

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the Series in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the Series' investment operations, July 26, 1995, through December 31, 1999. Index information is from
August 1, 1995.)

             MFS Research Series     S&P 500 Composite Index
------------------------------------------------------------
 7/95              $10,000                  $10,000
12/95               11,062                   11,077
12/96               13,533                   13,621
12/97               16,275                   18,165
12/98               20,080                   23,356
12/99               24,909                   28,271

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH DECEMBER 31, 1999

                                            1 Year       3 Years         Life*
-------------------------------------------------------------------------------
Cumulative Total Return                    +24.05%       +84.07%      +149.09%
-------------------------------------------------------------------------------
Average Annual Total Return                +24.05%       +22.55%      + 22.86%
-------------------------------------------------------------------------------

COMPARATIVE INDEX(+)
                                            1 Year       3 Years         Life*
-------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#     +21.04%       +27.56%      + 26.53%
-------------------------------------------------------------------------------

  * For the period from the commencement of the Series' investment operations, July 26, 1995, through December 31, 1999. Index information is from
    August 1, 1995.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

PORTFOLIO OF INVESTMENTS - December 31, 1999

Stocks - 96.6%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                   VALUE
-----------------------------------------------------------------------------------------------------
U.S. Stocks - 89.6%
  Aerospace - 1.6%
    General Dynamics Corp.                                           125,000           $    6,593,750
    United Technologies Corp.                                        122,200                7,943,000
                                                                                       --------------
                                                                                       $   14,536,750
-----------------------------------------------------------------------------------------------------
  Automotive - 0.3%
    Federal-Mogul Corp.                                              126,400           $    2,543,800
-----------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 3.0%
    Bank America Corp.                                                87,700           $    4,401,443
    Bank One Corp.                                                    99,500                3,190,219
    Capital One Financial Corp.                                       89,200                4,298,325
    Chase Manhattan Corp.                                             51,564                4,005,878
    Providian Financial Corp.                                         55,600                5,063,075
    U.S. Bancorp                                                     145,100                3,455,194
    Wells Fargo Co.                                                   52,450                2,120,947
                                                                                       --------------
                                                                                       $   26,535,081
-----------------------------------------------------------------------------------------------------
  Biotechnology - 0.7%
    Guidant Corp.*                                                   137,000           $    6,439,000
-----------------------------------------------------------------------------------------------------
  Business Machines - 4.9%
    Hewlett-Packard Co.                                               38,200           $    4,352,413
    International Business Machines Corp.                             73,100                7,894,800
    Seagate Technology, Inc.*                                        101,000                4,702,812
    Sun Microsystems, Inc.*                                          336,200               26,034,487
                                                                                       --------------
                                                                                       $   42,984,512
-----------------------------------------------------------------------------------------------------
  Business Services - 0.6%
    Bea Systems, Inc.*                                                14,200           $      993,113
    Digimarc Corp.*                                                    7,670                  383,500
    First Data Corp.                                                  76,900                3,792,131
                                                                                       --------------
                                                                                       $    5,168,744
-----------------------------------------------------------------------------------------------------
  Cellular Telephones - 2.5%
    Sprint Corp. (PCS Group)*                                        218,000           $   22,345,000
-----------------------------------------------------------------------------------------------------
  Chemicals - 0.2%
    Cambrex Corp.                                                     62,300           $    2,145,456
-----------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 5.0%
    America Online, Inc.*                                             72,400           $    5,461,675
    Microsoft Corp.*                                                 332,300               38,796,025
                                                                                       --------------
                                                                                       $   44,257,700
-----------------------------------------------------------------------------------------------------
  Computer Software - Services - 1.7%
    EMC Corp.*                                                       140,400           $   15,338,700
-----------------------------------------------------------------------------------------------------
  Computer Software - Systems - 8.2%
    Ariba, Inc.*                                                      12,400           $    2,199,450
    BMC Software, Inc.*                                              132,300               10,575,731
    Citrix Systems, Inc.*                                             24,900                3,062,700
    Computer Associates International, Inc.                           76,925                5,379,942
    Compuware Corp.*                                                 181,700                6,768,325
    Liberate Technologies*                                            16,675                4,285,475
    Oracle Corp.*                                                    197,250               22,104,328
    Synopsys, Inc.*                                                    9,300                  620,775
    VERITAS Software Corp.*                                          119,700               17,132,063
                                                                                       --------------
                                                                                       $   72,128,789
-----------------------------------------------------------------------------------------------------
  Conglomerates - 1.9%
    Tyco International Ltd.                                          428,248           $   16,648,141
-----------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 3.0%
    Clorox Co.                                                       124,100           $    6,251,537
    Colgate-Palmolive Co.                                            135,000                8,775,000
    Dial Corp.                                                       189,900                4,616,944
    Procter & Gamble Co.                                              64,000                7,012,000
                                                                                       --------------
                                                                                       $   26,655,481
-----------------------------------------------------------------------------------------------------
  Containers - 0.4%
    Owens Illinois, Inc.*                                            146,700           $    3,676,669
-----------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.8%
    General Electric Co.                                              48,000           $    7,428,000
-----------------------------------------------------------------------------------------------------
  Electronics - 6.9%
    Analog Devices, Inc.*                                            268,366           $   24,958,038
    Flextronics International Ltd.*                                   74,400                3,422,400
    Intel Corp.                                                       45,400                3,736,988
    LSI Logic Corp.*                                                 294,300               19,865,250
    Micron Technology, Inc.*                                          48,400                3,763,100
    SCI Systems, Inc.*                                                29,500                2,424,531
    The DII Group, Inc.*                                              32,900                2,334,872
                                                                                       --------------
                                                                                       $   60,505,179
-----------------------------------------------------------------------------------------------------
  Energy - 0.1%
    Devon Energy Corp.                                                35,700           $    1,173,638
-----------------------------------------------------------------------------------------------------
  Entertainment - 4.0%
    Carnival Corp.                                                    91,100           $    4,355,719
    CBS Corp.*                                                        87,800                5,613,712
    Comcast Corp., "A"                                                92,000                4,651,750
    Infinity Broadcasting Corp.*                                     192,625                6,970,617
    Macromedia, Inc.*                                                 25,600                1,872,000
    Time Warner, Inc.                                                163,200               11,821,800
                                                                                       --------------
                                                                                       $   35,285,598
-----------------------------------------------------------------------------------------------------
  Financial Institutions - 2.6%
    Associates First Capital Corp., "A"                              133,092           $    3,651,712
    Citigroup, Inc.                                                  181,150               10,065,147
    Federal Home Loan Mortgage Corp.                                  66,100                3,110,831
    Merrill Lynch & Co., Inc.                                         21,400                1,786,900
    Morgan Stanley Dean Witter & Co.                                  27,400                3,911,350
                                                                                       --------------
                                                                                       $   22,525,940
-----------------------------------------------------------------------------------------------------
  Financial Services - 0.7%
    AXA Financial, Inc.                                              188,700           $    6,392,213
-----------------------------------------------------------------------------------------------------
  Food and Beverage Products - 2.0%
    Anheuser-Busch Cos., Inc.                                        141,700           $   10,042,987
    Nabisco Holdings Corp., "A"                                      112,400                3,554,650
    Quaker Oats Co.                                                   35,100                2,303,437
    Ralston-Ralston Purina Co.                                        50,300                1,402,113
                                                                                       --------------
                                                                                       $   17,303,187
-----------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.5%
    Bowater, Inc.                                                     79,200           $    4,301,550
-----------------------------------------------------------------------------------------------------
  Insurance - 4.3%
    American International Group, Inc.                               101,475           $   10,971,984
    Aon Corp.                                                         32,400                1,296,000
    CIGNA Corp.                                                      111,300                8,966,606
    Hartford Financial Services Group, Inc.                           86,300                4,088,463
    Lincoln National Corp.                                           137,900                5,516,000
    Marsh & McLennan Cos., Inc.                                       30,800                2,947,175
    ReliaStar Financial Corp.                                        103,314                4,048,617
                                                                                       --------------
                                                                                       $   37,834,845
-----------------------------------------------------------------------------------------------------
  Internet - 1.1%
    FreeMarkets, Inc.*                                                   310           $      105,807
    Phone.com, Inc.*                                                   6,200                  718,813
    VeriSign, Inc.*                                                   47,000                8,974,062
                                                                                       --------------
                                                                                       $    9,798,682
-----------------------------------------------------------------------------------------------------
  Machinery - 1.1%
    Danaher Corp.                                                    139,100           $    6,711,575
    Deere & Co., Inc.                                                 40,300                1,748,012
    Ingersoll Rand Co.                                                19,800                1,090,238
                                                                                       --------------
                                                                                       $    9,549,825
-----------------------------------------------------------------------------------------------------
  Medical and Health Products - 3.9%
    American Home Products Corp.                                     315,100           $   12,426,756
    Boston Scientific Corp.*                                         127,700                2,793,438
    Bristol-Myers Squibb Co.                                         151,900                9,750,081
    Pharmacia & Upjohn, Inc.                                         201,400                9,063,000
                                                                                       --------------
                                                                                       $   34,033,275
-----------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.8%
    Medtronic, Inc.                                                  206,800           $    7,535,275
    United Healthcare Corp.                                           92,800                4,930,000
    VISX, Inc.*                                                       63,800                3,301,650
                                                                                       --------------
                                                                                       $   15,766,925
-----------------------------------------------------------------------------------------------------
  Oil Services - 0.6%
    Cooper Cameron Corp.*                                             45,500           $    2,226,656
    Noble Drilling Corp.*                                             85,000                2,783,750
                                                                                       --------------
                                                                                       $    5,010,406
-----------------------------------------------------------------------------------------------------
  Oils - 3.4%
    Atlantic Richfield Co.                                            29,100           $    2,517,150
    Conoco, Inc.                                                     395,400                9,835,575
    EOG Resources, Inc.                                              125,500                2,204,094
    Exxon Mobil Corp.                                                150,600               12,132,712
    Transocean Sedco Forex, Inc.                                     111,700                3,762,894
                                                                                       --------------
                                                                                       $   30,452,425
-----------------------------------------------------------------------------------------------------
  Photographic Products - 0.2%
    Polaroid Corp.                                                    87,000           $    1,636,688
-----------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.8%
    Tribune Co.                                                      133,600           $    7,356,350
-----------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.1%
    Cendant Corp.*                                                      36,200         $      961,563
-----------------------------------------------------------------------------------------------------
  Retail - 0.6%
    Gap, Inc.                                                         80,200           $    3,689,200
    Tandy Corp.                                                       37,500                1,844,531
                                                                                       --------------
                                                                                       $    5,533,731
-----------------------------------------------------------------------------------------------------
  Special Products and Services - 0.1%
    SPX Corp.*                                                        10,000           $      808,125
-----------------------------------------------------------------------------------------------------
  Stores - 3.8%
    Costco Wholesale Corp.*                                           55,400           $    5,055,250
    CVS Corp.                                                        212,400                8,482,725
    Office Depot, Inc.*                                              260,750                2,851,953
    TJX Cos., Inc.                                                   133,100                2,720,231
    Wal-Mart Stores, Inc.                                            210,000               14,516,250
                                                                                       --------------
                                                                                       $   33,626,409
-----------------------------------------------------------------------------------------------------
  Supermarkets - 1.6%
    Albertsons, Inc.                                                     693           $       22,349
    Kroger Co.*                                                      197,500                3,727,813
    Safeway, Inc.*                                                   300,800               10,697,200
                                                                                       --------------
                                                                                       $   14,447,362
-----------------------------------------------------------------------------------------------------
  Telecommunications - 13.3%
    Ancor Communications, Inc.*                                        5,550           $      376,706
    Bell Atlantic Corp.                                              204,800               12,608,000
    Cisco Systems, Inc.*                                             268,450               28,757,706
    Corning, Inc.                                                     51,000                6,575,813
    EchoStar Communications, Corp.*                                   31,200                3,042,000
    General Instrument Corp.*                                          9,600                  816,000
    GTE Corp.                                                         36,000                2,540,250
    MCI WorldCom, Inc.*                                              252,661               13,406,825
    Motorola, Inc.                                                   127,800               18,818,550
    Nortel Networks Corp.                                            110,500               11,160,500
    Oak Industries, Inc.                                              46,200                4,902,975
    SBC Communications, Inc.                                         110,500                5,386,875
    Sprint Corp.                                                     136,100                9,161,231
                                                                                       --------------
                                                                                       $  117,553,431
-----------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.0%
    AES Corp.*                                                        43,000           $    3,214,250
    CMS Energy Corp.                                                  83,800                2,613,512
    Texas Utilities Co.                                               81,100                2,884,119
                                                                                       --------------
                                                                                       $    8,711,881
-----------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.3%
    Columbia Energy Group                                             42,200           $    2,669,150
-----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                      $  792,070,201
-----------------------------------------------------------------------------------------------------

Foreign Stocks - 7.0%
  Canada - 0.1%
    Abitibi-Consolidated, Inc. (Forest and Paper Products)            63,500           $      754,062
-----------------------------------------------------------------------------------------------------
  France - 1.6%
    Sanofi-Synthelabo S.A. (Medical and Health Products)*            164,300           $    6,840,387
    Total Fina S.A., ADR (Oils)                                       14,400                  997,200
    Total S.A., "B" (Oils)                                            49,300                6,578,629
                                                                                       --------------
                                                                                       $   14,416,216
-----------------------------------------------------------------------------------------------------
  Germany - 0.8%
    Mannesmann AG (Conglomerate)                                      28,700           $    6,922,453
-----------------------------------------------------------------------------------------------------
  Ireland - 0.8%
    Bank of Ireland (Banks and Credit Cos.)*                         669,100           $    5,323,420
    Trintech Group PLC, ADR (Computer Software - Products)*           27,475                1,360,013
                                                                                       --------------
                                                                                       $    6,683,433
-----------------------------------------------------------------------------------------------------
  Japan - 2.0%
    Hitachi Ltd. (Electronics)                                       395,600           $    6,349,423
    Nippon Telephone & Telegraph Co. (Utilities - Telephone)             419                7,176,062
    Orix Corp. (Financial Services)                                   17,500                3,942,552
                                                                                       --------------
                                                                                       $   17,468,037
-----------------------------------------------------------------------------------------------------
  Sweden - 0.4%
    Ericsson LM, "B" (Telecommunications)                             55,900           $    3,599,447
-----------------------------------------------------------------------------------------------------
  United Kingdom - 1.3%
    BP Amoco PLC, ADR (Oils)                                         103,986           $    6,167,670
    Zeneca Group PLC (Medical and Health Products)                   135,200                5,613,128
                                                                                       --------------
                                                                                       $   11,780,798
-----------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                   $   61,624,446
-----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $651,378,553)                                           $  853,694,647
-----------------------------------------------------------------------------------------------------

Short-Term Obligations - 3.5%
-----------------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
                                                               (000 OMITTED)
-----------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 1/03/00                   $    15,800           $   15,797,805
    Federal Home Loan Bank, due 1/07/00                               15,000               14,995,000
-----------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                        $   30,792,805
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $682,171,358)                                      $  884,487,452
Other Assets, Less Liabilities - (0.1)%                                                      (909,780)
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $  883,577,672
-----------------------------------------------------------------------------------------------------

* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 1999
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $682,171,358)            $884,487,452
  Investments of cash collateral for securities loaned,
    at value (identified cost, $37,013,527)                          37,013,527
  Cash                                                                   60,418
  Receivable for Series shares sold                                     931,507
  Receivable for investments sold                                     1,828,978
  Interest and dividends receivable                                     414,042
  Deferred organization expenses                                          1,046
  Other assets                                                            4,619
                                                                   ------------
      Total assets                                                 $924,741,589
                                                                   ------------
Liabilities:
  Payable for Series shares reacquired                             $    150,058
  Payable for investments purchased                                   3,868,260
  Collateral for securities loaned, at value                         37,013,527
  Payable to affiliates -
    Management fee                                                       18,060
    Shareholder servicing agent fee                                         843
  Accrued expenses and other liabilities                                113,169
                                                                   ------------
      Total liabilities                                            $ 41,163,917
                                                                   ------------
Net assets                                                         $883,577,672
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $622,370,567
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                    202,313,470
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                58,539,058
  Accumulated undistributed net investment income                       354,577
                                                                   ------------
      Total                                                        $883,577,672
                                                                   ============
Shares of beneficial interest outstanding                           37,857,830
                                                                    ==========

Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)            $23.34
                                                                      ======
See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1999
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                      $  5,253,267
    Interest                                                          1,283,926
    Foreign taxes withheld                                              (57,836)
                                                                   ------------
      Total investment income                                      $  6,479,357
                                                                   ------------
  Expenses -
    Management fee                                                 $  5,233,298
    Trustees' compensation                                                2,431
    Shareholder servicing agent fee                                     244,221
    Administrative fee                                                   87,425
    Custodian fee                                                       237,320
    Printing                                                            139,782
    Auditing fees                                                        30,871
    Legal fees                                                            2,147
    Amortization of organization expenses                                 1,837
    Miscellaneous                                                        10,060
                                                                   ------------
      Total expenses                                               $  5,989,392
    Fees paid indirectly                                                (43,411)
                                                                   ------------
      Net expenses                                                 $  5,945,981
                                                                   ------------
        Net investment income                                      $    533,376
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $ 66,983,343
    Foreign currency transactions                                      (186,937)
                                                                   ------------
      Net realized gain on investments and foreign currency
        transactions                                               $ 66,796,406
                                                                   ------------

  Change in unrealized appreciation (depreciation) -
    Investments                                                    $ 98,813,363
    Translation of assets and liabilities in foreign currency            (2,001)
                                                                   ------------
      Net unrealized gain on investments and foreign currency
        translation                                                $ 98,811,362
                                                                   ------------
        Net realized and unrealized gain on investments and
          foreign currency                                         $165,607,768
                                                                   ------------
          Increase in net assets from operations                   $166,141,144
                                                                   ============

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                     1999           1998
-------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                             $    533,376   $  1,340,092
  Net realized gain on investments and foreign
    currency transactions                           $ 66,796,406      5,907,819
  Net unrealized gain on investments and foreign
    currency translation                              98,811,362     78,553,148
                                                    ------------   ------------
    Increase in net assets from operations          $166,141,144   $ 85,801,059
                                                    ------------   ------------

Distributions declared to shareholders -
  From net investment income                        $ (1,317,597)  $   (587,939)
  From net realized gain on investments and
    foreign currency transactions                     (6,962,893)    (7,710,146)
                                                    ------------   ------------
    Total distributions declared to shareholders    $ (8,280,490)  $ (8,298,085)
                                                    ------------   ------------
Net increase in net assets from Series share
  transactions                                      $157,939,466   $204,429,719
                                                    ------------   ------------
      Total increase in net assets                  $315,800,120   $281,932,693
Net assets:
  At beginning of period                             567,777,552    285,844,859
                                                    ------------   ------------

  At end of period (including accumulated
    undistributed net investment income of
    $354,577 and $1,317,410, respectively)          $883,577,672   $567,777,552
                                                    ============   ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
--------------------------------------------------------------------------------------------------------------
                                                        YEAR ENDED DECEMBER 31,                   PERIOD ENDED
                                          ----------------------------------------------------    DECEMBER 31,
                                                 1999          1998          1997         1996           1995*
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period          $19.05        $15.80        $13.13       $10.89          $10.00
                                               ------        ------        ------       ------          ------
Income from investment operations# -
  Net investment income(S)                     $ 0.02        $ 0.06        $ 0.05       $ 0.06          $ 0.05
  Net realized and unrealized gain on
    investments and foreign currency             4.52          3.59          2.62         2.37            1.01
                                               ------        ------        ------       ------          ------
      Total from investment operations         $ 4.54        $ 3.65        $ 2.67       $ 2.43          $ 1.06
                                               ------        ------        ------       ------          ------
Less distributions declared to shareholders -
  From net investment income                  $(0.04)       $(0.03)        $ --        $(0.02)         $(0.03)
  From net realized gain on investments
    and foreign currency transactions          (0.21)        (0.37)          --         (0.16)          (0.14)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                 --            --            --         (0.01)            --
                                               ------        ------        ------       ------          ------
      Total distributions declared to
        shareholders                           $(0.25)       $(0.40)       $  --        $(0.19)         $(0.17)
                                               ------        ------        ------       ------          ------
Net asset value - end of period                $23.34        $19.05        $15.80       $13.13          $10.89
                                               ======        ======        ======       ======          ======
Total return                                   24.05%        23.39%        20.26%       22.33%       10.62%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                    0.86%         0.86%         0.92%        1.01%          1.02%+
  Net investment income                         0.08%         0.33%         0.34%        0.47%          1.15%+
Portfolio turnover                                91%           83%           99%          56%             28%
Net assets at end of period (000
  Omitted)                                   $883,578      $567,778      $285,845      $35,710          $2,530

(S) Prior to January 1, 1998, subject to reimbursement by the Series, the investment adviser agreed to maintain the expenses of the Series, exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over or under this limitation, the net investment income (loss) per share and the ratios would have been:

      Net investment income (loss)                                         $ 0.06       $ --           $(0.08)
      Ratios (to average net assets):
        Expenses##                                                          0.88%        1.48%          3.90%+
        Net investment income (loss)                                        0.38%         --          (1.73)%+

  * For the period from the commencement of the Series' investment operations, July 26, 1995, through
    December 31, 1995.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Research Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of the Series are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1999, there were 71 shareholders of the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the Series to certain qualified institutions (the "Borrowers") approved by the Series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the Series with indemnification against Borrower default. The Series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Series and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 1999, the value of securities loaned was $33,849,233. These loans were collateralized by U.S. Treasury securities of $81,381 and cash of $37,013,527 which was invested in the following short-term obligations:

                                                                 AMORTIZED COST
                                                    SHARES            AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    37,013,527          $37,013,527

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 1999, $178,612 and $5,482,482, respectively, were reclassified from accumulated undistributed net investment income and accumulated undistributed net realized gain on investments and foreign currency transactions to paid-in capital due to differences between book and tax accounting for currency transactions and redemptions in kind. This change had no effect on the net assets or net asset value per share.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the Series' average daily net assets.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities and short-term obligations, aggregated $756,203,080 and $616,356,822, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $683,137,342
                                                                  ------------
Gross unrealized appreciation                                     $234,642,373
Gross unrealized depreciation                                      (33,292,263)
                                                                  ------------
    Net unrealized appreciation                                   $201,350,110
                                                                  ============

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Series shares were as follows:

                                     YEAR ENDED DECEMBER 31, 1999         YEAR ENDED DECEMBER 31, 1998
                             ------------------------------------   ----------------------------------
                                        SHARES             AMOUNT            SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                         12,734,866       $251,415,629        14,540,832       $251,911,169
Shares issued to shareholders in
  reinvestment of distributions        422,259          8,280,488           472,018          8,298,082
Shares reacquired                   (5,105,366)      (101,756,651)       (3,301,687)       (55,779,532)
                                    ----------       ------------        ----------       ------------
    Net increase                     8,051,759       $157,939,466        11,711,163       $204,429,719
                                    ==========       ============        ==========       ============

(6) Line of Credit
The Series and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series' shares. Interest is charged to each Series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1999, was $5,426. The Series had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Variable Insurance Trust and Shareholders of MFS Research Series:

We have audited the accompanying statement of assets and liabilities of MFS Research Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) including the portfolio of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Series as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 3, 2000

FEDERAL TAX INFORMATION

The Series has designated $6,962,893 as a capital gain dividend for the year ended December 31, 1999.

For the year ended December 31, 1999, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 100%.

MFS' YEAR 2000 READINESS DISCLOSURE


MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,      [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at WWW.MFS.COM, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

(C) 2000 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                                  VFR-2 2/00 88M